Exhibit 99.1

Lantronix Reports Record Revenue for Third Quarter of Fiscal 2024

•	Third Quarter Net Revenue of $41.2 Million, up 11 Percent Sequentially and up 25 Percent Year-Over-Year
•	Third Quarter GAAP EPS of ($0.01) vs. ($0.08) in the Prior Year
•	Third Quarter Non-GAAP EPS of $0.11 vs. $0.06 in the Prior Year

IRVINE, Calif., April 29, 2024 — Lantronix Inc. (NASDAQ: LTRX), a global provider of compute and connectivity IoT solutions, today reported results for its third quarter of fiscal 2024.

Net revenue totaled $41.2 million, up 11 percent sequentially and up 25 percent year-over-year.

GAAP EPS of ($0.01), compared to ($0.08) in the prior year and ($0.07) in the prior quarter.

Non-GAAP EPS of $0.11, compared to $0.06 in the prior year and $0.08 in the prior quarter.

Business Outlook

For the fourth fiscal quarter of 2024, the company expects revenue in a range of $46.5 million to $51.5 million and non-GAAP EPS of $0.12 to $0.18 per share.

Conference Call and Webcast

Management will host an investor conference call and audio webcast on Monday, April 29, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the third quarter of fiscal 2024 that ended March 31, 2024. To access the live conference call, investors should dial 1-844-802-2442 (U.S.) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q3 FY 2024 call. The webcast will be available simultaneously via the investor relations section of the company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on April 29, 2024, at the Lantronix website. A telephonic replay will also be available through May 6, 2024, by dialing 1-877-344-7529 (U.S.) or 1-412-317-0088 (international) or Canada toll-free at 1-855-669-9658 and entering passcode 1167329.

About Lantronix

Lantronix Inc. is a global provider of compute and connectivity IoT solutions that target high-growth industries, including Smart Cities, Automotive and Enterprise. Lantronix’s products and services empower companies to achieve success in the growing IoT markets by delivering customizable solutions that address each layer of the IoT Stack. Lantronix’s leading-edge solutions include Intelligent Substations infrastructure, Infotainment systems and Video Surveillance, supplemented with advanced Out-of-Band Management (OOB) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the fourth fiscal quarter of 2024. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic or other outbreaks, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 12, 2023, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended Dec. 31, 2023, filed with the SEC on Feb. 8, 2024, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2024 Lantronix Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$24,642	$13,452
Accounts receivable, net	28,542	27,682
Inventories, net	40,552	49,736
Contract manufacturers' receivables	1,562	3,019
Prepaid expenses and other current assets	2,586	2,662
Total current assets	97,884	96,551
Property and equipment, net	4,409	4,629
Goodwill	27,824	27,824
Intangible assets, net	6,561	10,565
Lease right-of-use assets	10,128	11,583
Other assets	586	472
Total assets	$147,392	$151,624

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$13,845	$12,401
Accrued payroll and related expenses	4,539	2,431
Current portion of long-term debt, net	3,002	2,743
Other current liabilities	22,188	28,813
Total current liabilities	43,574	46,388
Long-term debt, net	13,970	16,221
Other non-current liabilities	11,763	11,459
Total liabilities	69,307	74,068

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	301,117	295,686
Accumulated deficit	(223,407)	(218,505)
Accumulated other comprehensive income	371	371
Total stockholders' equity	78,085	77,556
Total liabilities and stockholders' equity	$147,392	$151,624

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2024	2023	2023	2024	2023
Net revenue	$41,183	$37,038	$32,964	$111,252	$96,265
Cost of revenue	24,679	22,007	18,328	65,620	53,799
Gross profit	16,504	15,031	14,636	45,632	42,466
Operating expenses:
Selling, general and administrative	9,753	10,224	9,946	29,147	28,916
Research and development	5,186	4,725	5,067	15,017	14,677
Restructuring, severance and related charges	350	530	490	900	664
Acquisition-related costs	–	–	–	–	315
Fair value remeasurement of earnout consideration	–	–	140	(9)	(533)
Amortization of intangible assets	1,310	1,310	1,424	4,004	4,340
Total operating expenses	16,599	16,789	17,067	49,059	48,379
Loss from operations	(95)	(1,758)	(2,431)	(3,427)	(5,913)
Interest expense, net	(171)	(232)	(465)	(741)	(1,081)
Other income (loss), net	2	(23)	(29)	(2)	(21)
Loss before income taxes	(264)	(2,013)	(2,925)	(4,170)	(7,015)
Provision (benefit) for income taxes	159	580	140	732	312
Net loss	$(423)	$(2,593)	$(3,065)	$(4,902)	$(7,327)
Net loss per share - basic and diluted	$(0.01)	$(0.07)	$(0.08)	$(0.13)	$(0.20)
Weighted-average common shares - basic and diluted	37,509	37,354	36,548	37,283	36,105

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2024	2023	2023	2024	2023

GAAP net loss	$(423)	$(2,593)	$(3,065)	$(4,902)	$(7,327)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	66	64	47	171	159
Employer portion of withholding taxes on stock grants	1	1	1	6	13
Amortization of manufacturing profit in acquired inventory	190	189	77	696	181
Depreciation and amortization	144	109	116	339	364
Total adjustments to cost of revenue	401	363	241	1,212	717
Selling, general and administrative:
Share-based compensation	1,337	1,628	1,293	4,238	4,132
Employer portion of withholding taxes on stock grants	21	10	25	68	167
Depreciation and amortization	352	338	280	1,024	695
Total adjustments to selling, general and administrative	1,710	1,976	1,598	5,330	4,994
Research and development:
Share-based compensation	469	484	388	1,381	1,090
Employer portion of withholding taxes on stock grants	9	5	5	27	29
Depreciation and amortization	76	52	37	236	164
Total adjustments to research and development	554	541	430	1,644	1,283
Restructuring, severance and related charges	350	530	490	900	664
Acquisition related costs	–	–	–	–	315
Fair value remeasurement of earnout consideration	–	–	140	(9)	(533)
Amortization of purchased intangible assets	1,310	1,310	1,424	4,004	4,340
Litigation settlement cost	–	–	250	–	330
Total non-GAAP adjustments to operating expenses	3,924	4,357	4,332	11,869	11,393
Interest expense, net	171	232	465	741	1,081
Other (income) expense, net	(2)	23	29	2	21
Provision for income taxes	159	580	140	732	312
Total non-GAAP adjustments	4,653	5,555	5,207	14,556	13,524
Non-GAAP net income	$4,230	$2,962	$2,142	$9,654	$6,197

Non-GAAP net income per share - diluted	$0.11	$0.08	$0.06	$0.25	$0.17

Denominator for GAAP net income per share - diluted	37,509	37,354	36,548	37,283	36,105
Non-GAAP adjustment	1,674	1,228	839	1,021	1,066
Denominator for non-GAAP net income per share - diluted	39,183	38,582	37,387	38,304	37,171

GAAP cost of revenue	$24,679	$22,007	$18,328	$65,620	$53,799
Non-GAAP adjustments to cost of revenue	(401)	(363)	(241)	(1,212)	(717)
Non-GAAP cost of revenue	24,278	21,644	18,087	64,408	53,082
Non-GAAP gross profit	$16,905	$15,394	$14,877	$46,844	$43,183
Non-GAAP gross margin	41.0%	41.6%	45.1%	42.1%	44.9%

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023	March 31, 2024	March 31, 2023
Embedded IoT Solutions	$12,452	$11,764	$16,055	$35,589	$44,818
IoT System Solutions	26,789	23,022	14,034	68,847	43,568
Software & Services	1,942	2,252	2,875	6,816	7,879
	$41,183	$37,038	$32,964	$111,252	$96,265

	Three Months Ended			Nine Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023	March 31, 2024	March 31, 2023
Americas	$17,543	$20,601	$19,095	$61,077	$59,713
EMEA	18,354	12,886	6,380	37,831	16,486
Asia Pacific Japan	5,286	3,551	7,489	12,344	20,066
	$41,183	$37,038	$32,964	$111,252	$96,265

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